UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2010

PremierWest Bancorp
(Exact Name of Registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	000-50332 (Commission File Number)	93 - 1282171 (IRS Employer Identification No.)

503 Airport Road, Medford, Oregon 97504 Address of Principal Executive Office

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2010, PremierWest Bancorp and its wholly owned subsidiary PremierWest Bank entered into Compensation Modification Agreements with executive officers James Ford, John Anhorn, Rich Hieb, Tom Anderson, Michael Fowler and T. Joe Danelson, in connection with PremierWest Bancorp’s participation in the United States Department of the Treasury’s Troubled Assets Relief Program Capital Purchase Program and the Treasury’s interim final regulations governing executive compensation.  The form of Compensation Modification Agreement is filed as Exhibit 10.1.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits.
10.1 Compensation Modification Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2010	PREMIERWEST BANCORP (Registrant) By: /s/ Tom Anderson Tom Anderson Executive Vice President and Chief Administrative Officer